Exhibit 99.1

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Unaudited)

On August 5, 2025, the Company entered into a purchase and sale agreement to sell five properties located in Massachusetts, New Hampshire, and Rhode Island (the “Boston Portfolio”) for $740 million. On September 9, 2025, the Company completed the first closing of the Boston Portfolio for gross sales proceeds of $490 million. The first closing represents four of the five properties (the “First Boston Closing”) in the Boston Portfolio. Our revolving credit facility was secured primarily with the properties associated with the First Boston Closing. As of the First Boston Closing, the revolving credit facility bank commitments ended and sale proceeds were used to repay the outstanding balance on the credit facility. The fifth property continues to be under contract for a price of $250 million. The sale of the fifth property is expected to close at a later date to accommodate the assumption of the property loan, although no assurance can be made that the Company will complete the sale of the remaining property within that timeframe, or at all. The Company’s expected net proceeds from the disposition of the fifth property are approximately $70 million, after a credit to the purchase price for the outstanding balance of the loan assumed, closing and transaction costs, and other working capital adjustments. On September 15, 2025, the Company declared a special cash dividend of $2.23 per share to be paid from the proceeds of the First Boston Closing.

The Company has determined that the transaction has met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”) to be classified as a discontinued operation, as the sale represents a strategic shift that will have a significant effect on the Company’s operations and financial results. The Company will account for the Boston Portfolio as a discontinued operation beginning with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

The unaudited pro forma condensed consolidated financial statements presented below have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2025, reflects the First Boston Closing and related adjustments as if it occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2025, and for each of the years ended December 31, 2024, 2023, and 2022, reflect the First Boston Closing and related adjustments as if it occurred on January 1, 2022.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the Company's:

– Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the "SEC") on February 24, 2025; and

– Quarterly Report on Form 10-Q for the three months ended June 30, 2025, filed with the SEC on August 11, 2025.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the First Boston Closing occurred on the dates indicated, nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed consolidated financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the First Boston Closing may differ materially from this unaudited pro forma condensed consolidated financial information.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2025

(In thousands, except share data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing		Other	Pro Forma
	(a)	(b)		(c)
ASSETS
Buildings and improvements	$1,379,865	$(141,376)	(b1)	$—	$1,238,489
Land	397,767	(83,070)	(b1)	—	314,697
Total real estate	1,777,632	(224,446)		—	1,553,186
Accumulated depreciation	(508,074)	121,113	(b1)	—	(386,961)
Net real estate	1,269,558	(103,333)		—	1,166,225
Cash and cash equivalents	41,385	403,047	(b2)	(44,611)	399,821
Restricted cash	26,428	—		1,575	28,003
Notes receivable	59,847	—		—	59,847
Right-of-use lease assets - finance leases	107,077	—		—	107,077
Other assets, net	89,623	7,209	(b3)	(112)	96,720
Assets held for sale, net	275,892	—		—	275,892
Total assets	$1,869,810	$306,923		$(43,148)	$2,133,585

LIABILITIES AND EQUITY
Non-recourse property debt, net	$685,031	$(67,449)	(b4)	$—	$617,582
Non-recourse construction loans, net	370,601	—		—	370,601
Revolving credit facility	42,800	—		(42,800)	—
Total indebtedness	1,098,432	(67,449)		(42,800)	988,183
Deferred tax liabilities	102,187	—		—	102,187
Lease liabilities - finance leases	123,664	—		—	123,664
Dividends payable	998	—		—	998
Accrued liabilities and other	102,239	(3,456)	(b1)	(236)	98,547
Liabilities related to assets held for sale, net	159,842	—		—	159,842
Total liabilities	1,587,362	(70,905)		(43,036)	1,473,421

Redeemable noncontrolling interests in consolidated real estate partnerships	146,106	—		—	146,106

Equity (510,587,500 shares authorized at both June 30, 2025 and December 31, 2024):
Common Stock, $0.01 par value, 137,376,505 and 136,351,966 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	1,374	—		—	1,374
Additional paid-in capital	426,730	—		—	426,730
Retained earnings (deficit)	(336,454)	358,181		(106)	21,621
Total Aimco equity	91,650	358,181		(106)	449,725
Noncontrolling interests in consolidated real estate partnerships	39,665	—		—	39,665
Common noncontrolling interests in Aimco Operating Partnership	5,027	19,647		(6)	24,668
Total equity	136,342	377,828	(b5)	(112)	514,058
Total liabilities and equity	$1,869,810	$306,923		$(43,148)	$2,133,585

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2025

(In thousands, except unit data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing		Other	Pro Forma
	(a)	(b)		(c)
ASSETS
Buildings and improvements	$1,379,865	$(141,376)	(b1)	$—	$1,238,489
Land	397,767	(83,070)	(b1)	—	314,697
Total real estate	1,777,632	(224,446)		—	1,553,186
Accumulated depreciation	(508,074)	121,113	(b1)	—	(386,961)
Net real estate	1,269,558	(103,333)		—	1,166,225
Cash and cash equivalents	41,385	403,047	(b2)	(44,611)	399,821
Restricted cash	26,428	—		1,575	28,003
Notes receivable	59,847	—		—	59,847
Right-of-use lease assets - finance leases	107,077	—		—	107,077
Other assets, net	89,623	7,209	(b3)	(112)	96,720
Assets held for sale, net	275,892	—		—	275,892
Total assets	$1,869,810	$306,923		$(43,148)	$2,133,585

LIABILITIES AND EQUITY
Non-recourse property debt, net	$685,031	$(67,449)	(b4)	$—	$617,582
Non-recourse construction loans, net	370,601	—		—	370,601
Revolving credit facility	42,800	—		(42,800)	—
Total indebtedness	1,098,432	(67,449)		(42,800)	988,183
Deferred tax liabilities	102,187	—		—	102,187
Lease liabilities - finance leases	123,664	—		—	123,664
Dividends payable	998	—		—	998
Accrued liabilities and other	102,239	(3,456)	(b1)	(236)	98,547
Liabilities related to assets held for sale, net	159,842	—		—	159,842
Total liabilities	1,587,362	(70,905)		(43,036)	1,473,421

Redeemable noncontrolling interests in consolidated real estate partnerships	146,106	—		—	146,106

Partners’ capital:
General Partner and Special Limited Partner	91,650	358,181		(106)	449,725
Limited Partners	5,027	19,647		(6)	24,668
Partners’ capital attributable to Aimco Operating Partnership	96,677	377,828	(b5)	(112)	474,393
Noncontrolling interests in consolidated real estate partnerships	39,665	—		—	39,665
Total partners’ capital	136,342	377,828		(112)	514,058
Total liabilities and partners’ capital	$1,869,810	$306,923		$(43,148)	$2,133,585

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the six months ended June 30, 2025

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	Six Months Ended June 30, 2025 As Reported	First Boston Closing	Other	Six Months Ended June 30, 2025 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$105,110	$(23,962)	$—	$81,148

OPERATING EXPENSES
Property operating expenses	46,257	(7,997)	—	38,260
Depreciation and amortization	32,784	(3,258)	—	29,526
General and administrative expenses	15,978	—	—	15,978
Total operating expenses	95,019	(11,255)	—	83,764

Interest income	3,638	—	—	3,638
Interest expense	(35,440)	1,212	662	(33,566)
Realized and unrealized gains (losses) on interest rate contracts	(333)	—	—	(333)
Realized and unrealized gains (losses) on equity investments	(607)	—	—	(607)
Other income (expense), net	(551)	—	—	(551)
Income (loss) before income tax	(23,202)	(11,495)	662	(34,035)
Income tax benefit (expense)	(5,486)	—	—	(5,486)
Net income (loss) from continuing operations	(28,688)	(11,495)	662	(39,521)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(5,829)	—	—	(5,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(528)	—	—	(528)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	1,824	598	(34)	2,388
Net income (loss) from continuing operations attributable to Aimco	$(33,221)	$(10,897)	$628	$(43,490)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.24)			$(0.32)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.24)			$(0.32)

Weighted-average common shares outstanding – basic	137,123			137,123
Weighted-average common shares outstanding – diluted	137,123			137,123

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the six months ended June 30, 2025

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	Six Months Ended June 30, 2025 As Reported	First Boston Closing	Other	Six Months Ended June 30, 2025 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$105,110	$(23,962)	$—	$81,148

OPERATING EXPENSES
Property operating expenses	46,257	(7,997)	—	38,260
Depreciation and amortization	32,784	(3,258)	—	29,526
General and administrative expenses	15,978	—	—	15,978
Total operating expenses	95,019	(11,255)	—	83,764

Interest income	3,638	—	—	3,638
Interest expense	(35,440)	1,212	662	(33,566)
Realized and unrealized gains (losses) on interest rate contracts	(333)	—	—	(333)
Realized and unrealized gains (losses) on equity investments	(607)	—	—	(607)
Other income (expense), net	(551)	—	—	(551)
Income (loss) before income tax	(23,202)	(11,495)	662	(34,035)
Income tax benefit (expense)	(5,486)	—	—	(5,486)
Net income (loss) from continuing operations	(28,688)	(11,495)	662	(39,521)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(5,829)	—	—	(5,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(528)	—	—	(528)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(35,045)	$(11,495)	$662	$(45,878)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.24)			$(0.32)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.24)			$(0.32)

Weighted-average common units outstanding – basic	144,671			144,671
Weighted-average common units outstanding – diluted	144,671			144,671

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	Year ended December 31, 2024 As Reported	First Boston Closing	Other	Year ended December 31, 2024 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$208,679	$(47,213)	$—	$161,466

OPERATING EXPENSES
Property operating expenses	90,984	(15,239)	—	75,745
Depreciation and amortization	86,359	(6,668)	—	79,691
General and administrative expenses	32,837	—	—	32,837
Total operating expenses	210,180	(21,907)	—	188,273

Interest income	9,652	(9)	—	9,643
Interest expense	(70,057)	2,506	697	(66,854)
Mezzanine investment income (loss), net	(2,432)	—	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	—	—	1,752
Realized and unrealized gains (losses) on equity investments	(49,504)	—	—	(49,504)
Gain on dispositions of real estate	10,600	—	—	10,600
Other income (expense), net	(5,581)	—	—	(5,581)
Income (loss) before income tax	(107,071)	(22,809)	697	(129,183)
Income tax benefit (expense)	11,071	—	—	11,071
Net income (loss) from continuing operations	(96,000)	(22,809)	697	(118,112)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	—	1,849
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	5,641	1,197	(37)	6,801
Net income (loss) from continuing operations attributable to Aimco	$(102,468)	$(21,612)	$660	$(123,420)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.75)			$(0.90)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.75)			$(0.90)

Weighted-average common shares outstanding – basic	138,496			138,496
Weighted-average common shares outstanding – diluted	138,496			138,496

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	Year ended December 31, 2024 As Reported	First Boston Closing	Other	Year ended December 31, 2024 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$208,679	$(47,213)	$—	$161,466

OPERATING EXPENSES
Property operating expenses	90,984	(15,239)	—	75,745
Depreciation and amortization	86,359	(6,668)	—	79,691
General and administrative expenses	32,837	—	—	32,837
Total operating expenses	210,180	(21,907)	—	188,273

Interest income	9,652	(9)	—	9,643
Interest expense	(70,057)	2,506	697	(66,854)
Mezzanine investment income (loss), net	(2,432)	—	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	—	—	1,752
Realized and unrealized gains (losses) on equity investments	(49,504)	—	—	(49,504)
Gain on dispositions of real estate	10,600	—	—	10,600
Other income (expense), net	(5,581)	—	—	(5,581)
Income (loss) before income tax	(107,071)	(22,809)	697	(129,183)
Income tax benefit (expense)	11,071	—	—	11,071
Net income (loss) from continuing operations	(96,000)	(22,809)	697	(118,112)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	—	1,849
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(108,109)	$(22,809)	$697	$(130,221)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.75)			$(0.90)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.75)			$(0.90)

Weighted-average common units outstanding – basic	146,120			146,120
Weighted-average common units outstanding – diluted	146,120			146,120

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	Year ended December 31, 2023 As Reported	First Boston Closing	Other	Year ended December 31, 2023 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$186,995	$(44,651)	$—	$142,344

OPERATING EXPENSES
Property operating expenses	73,712	(14,668)	—	59,044
Depreciation and amortization	68,834	(7,200)	—	61,634
General and administrative expenses	32,865	—	—	32,865
Total operating expenses	175,411	(21,868)	—	153,543

Interest income	9,731	(16)	—	9,715
Interest expense	(37,718)	2,616	1,000	(34,102)
Mezzanine investment income (loss), net	(155,814)	—	—	(155,814)
Realized and unrealized gains (losses) on interest rate contracts	1,119	—	—	1,119
Realized and unrealized gains (losses) on equity investments	700	—	—	700
Gain on dispositions of real estate	7,984	—	—	7,984
Other income (expense), net	(7,657)	—	—	(7,657)
Income (loss) before income tax	(170,071)	(20,183)	1,000	(189,254)
Income tax benefit (expense)	12,752	—	—	12,752
Net income (loss) from continuing operations	(157,319)	(20,183)	1,000	(176,502)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,924)	—	—	(13,924)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,991)	—	—	(3,991)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	9,038	1,044	(52)	10,030
Net income (loss) from continuing operations attributable to Aimco	$(166,196)	$(19,139)	$948	$(184,387)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(1.16)			$(1.28)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(1.16)			$(1.28)

Weighted-average common shares outstanding – basic	143,618			143,618
Weighted-average common shares outstanding – diluted	143,618			143,618

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	Year ended December 31, 2023 As Reported	First Boston Closing	Other	Year ended December 31, 2023 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$186,995	$(44,651)	$—	$142,344

OPERATING EXPENSES
Property operating expenses	73,712	(14,668)	—	59,044
Depreciation and amortization	68,834	(7,200)	—	61,634
General and administrative expenses	32,865	—	—	32,865
Total operating expenses	175,411	(21,868)	—	153,543

Interest income	9,731	(16)	—	9,715
Interest expense	(37,718)	2,616	1,000	(34,102)
Mezzanine investment income (loss), net	(155,814)	—	—	(155,814)
Realized and unrealized gains (losses) on interest rate contracts	1,119	—	—	1,119
Realized and unrealized gains (losses) on equity investments	700	—	—	700
Gain on dispositions of real estate	7,984	—	—	7,984
Other income (expense), net	(7,657)	—	—	(7,657)
Income (loss) before income tax	(170,071)	(20,183)	1,000	(189,254)
Income tax benefit (expense)	12,752	—	—	12,752
Net income (loss) from continuing operations	(157,319)	(20,183)	1,000	(176,502)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,924)	—	—	(13,924)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,991)	—	—	(3,991)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(175,234)	$(20,183)	$1,000	$(194,417)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(1.16)			$(1.28)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(1.16)			$(1.28)

Weighted-average common units outstanding – basic	151,371			151,371
Weighted-average common units outstanding – diluted	151,371			151,371

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	Year ended December 31, 2022 As Reported	First Boston Closing	Other	Year ended December 31, 2022 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$190,344	$(41,044)	$—	$149,300

OPERATING EXPENSES
Property operating expenses	71,792	(13,758)	—	58,034
Depreciation and amortization	158,967	(7,877)	—	151,090
General and administrative expenses	39,673	—	—	39,673
Total operating expenses	270,432	(21,635)	—	248,797

Interest income	4,052	(7)	—	4,045
Interest expense	(73,842)	2,588	1,089	(70,165)
Mezzanine investment income (loss), net	(179,239)	—	—	(179,239)
Realized and unrealized gains (losses) on interest rate contracts	48,205	—	—	48,205
Realized and unrealized gains (losses) on equity investments	20,302	—	—	20,302
Gain on dispositions of real estate	175,863	—	—	175,863
Lease modification income	206,963	—	—	206,963
Other income (expense), net	(12,794)	—	—	(12,794)
Income (loss) before income tax	109,422	(16,828)	1,089	93,683
Income tax benefit (expense)	(17,264)	—	—	(17,264)
Net income (loss) from continuing operations	92,158	(16,828)	1,089	76,419
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(8,829)	—	—	(8,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,672)	—	—	(3,672)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	(3,931)	852	(55)	(3,134)
Net income (loss) from continuing operations attributable to Aimco	$75,726	$(15,976)	$1,034	$60,784

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$0.50			$0.40
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$0.49			$0.40

Weighted-average common shares outstanding – basic	149,395			149,395
Weighted-average common shares outstanding – diluted	150,834			150,834

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	Year ended December 31, 2022 As Reported	First Boston Closing	Other	Year ended December 31, 2022 Pro Forma
	(d)	(e)	(f)
REVENUES
Rental and other property revenues	$190,344	$(41,044)	$—	$149,300

OPERATING EXPENSES
Property operating expenses	71,792	(13,758)	—	58,034
Depreciation and amortization	158,967	(7,877)	—	151,090
General and administrative expenses	39,673	—	—	39,673
Total operating expenses	270,432	(21,635)	—	248,797

Interest income	4,052	(7)	—	4,045
Interest expense	(73,842)	2,588	1,089	(70,165)
Mezzanine investment income (loss), net	(179,239)	—	—	(179,239)
Realized and unrealized gains (losses) on interest rate contracts	48,205	—	—	48,205
Realized and unrealized gains (losses) on equity investments	20,302	—	—	20,302
Gain on dispositions of real estate	175,863	—	—	175,863
Lease modification income	206,963	—	—	206,963
Other income (expense), net	(12,794)	—	—	(12,794)
Income (loss) before income tax	109,422	(16,828)	1,089	93,683
Income tax benefit (expense)	(17,264)	—	—	(17,264)
Net income (loss) from continuing operations	92,158	(16,828)	1,089	76,419
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(8,829)	—	—	(8,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,672)	—	—	(3,672)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$79,657	$(16,828)	$1,089	$63,918

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$0.50			$0.40
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$0.49			$0.40

Weighted-average common units outstanding – basic	157,317			157,317
Weighted-average common units outstanding – diluted	158,774			158,774

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND AIMCO OP L.P

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Pro Forma Adjustments

(a) Reflects our consolidated balance sheet as of June 30, 2025, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the period ended June 30, 2025.

(b) Reflects the historical financial position of the properties included in the First Boston Closing as of June 30, 2025, in addition to certain pro forma adjustments described below that are a direct result of the transaction.

(b1) Reflects the assets and liabilities, inclusive of estimated net working capital as defined in the Agreement, transferred upon the First Boston Closing.

(b2) The following table summarizes the estimated initial net cash proceeds upon the First Boston Closing:

Sales price	$490,000
Less: Payment of debt principal and interest	(67,963)
Less: Estimated transaction costs and other adjustments	(8,342)
Less: Tax withholding receivable(1)	(7,631)
Less: Estimated working capital adjustment	(3,017)
Estimated initial net cash proceeds	$403,047

(1) State incomes taxes withheld at closing reflected as a receivable from the state.

(b3) Reflects recognition of the tax withholding receivable, offset by assets, inclusive of estimated net working capital as defined in the Agreement, transferred upon the First Boston Closing.

(b4) Reflects non-recourse property debt encumbering the First Boston Closing. This debt was repaid at closing.

(b5) Reflects the estimated gain on sale we would have recognized upon completion of the sale transaction as if the sale occurred as of June 30, 2025, offset by the write-off of debt issuance costs, calculated as follows:

Sales price	$490,000
Less: Estimated transaction costs and other adjustments	(8,342)
Less: First Boston Closing basis	(103,514)
Pro forma gain on sale	378,144
Less: Write-off of debt issuance costs	(316)
Net impact to total equity and total partners' capital	$377,828

(c) Reflects the use of net proceeds to repay the principal and accrued interest balances on our revolving credit facility, which was secured primarily with the properties included in the First Boston Closing. Upon closing of the sale, the revolving credit facility bank commitments ended, the balance of the revolving credit facility was repaid, and $1.6 million in cash was pledged as collateral backing a letter of credit.

(d) Reflects our consolidated results of operations for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the three months ended June 30, 2025, and our Annual Report on Form 10-K for the year ended December 31, 2024.

(e) Reflects historical revenues and expenses of the properties included in the First Boston Closing, and associated non-recourse property debt, for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022. The pro forma gain on sale of the First Boston Closing has not been reflected in the unaudited pro forma condensed consolidated statements of operations as this amount pertains to discontinued operations and, therefore, does not impact income from continuing operations.

(f) Reflects the elimination of historical interest expense and credit facility fees incurred on our revolving credit facility, which was secured primarily with the properties included in the First Boston Closing, assuming the facility was retired on January 1, 2022, and not outstanding for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022.